LIMITED POWER OF ATTORNEY
FOR
SECTION 16(a) FILINGS

 Know all by these presents, that the undersigned hereby constitutes and appoints Mark L.
Andrews and Jeff D. Barlow, and each acting singly, the undersigned?s true and lawful attorney-
in-fact to:

1) execute for and on behalf of the undersigned, in the undersigned?s capacity as an officer, director and/or stockholder of Molina Healthcare, Inc. (the ?Company?), Forms 3, 4, and
5 and amendments thereto in accordance with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder; and

2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or amendment thereto and timely file such form with the United States Securities and Exchange
Commission (the ?SEC?) and any stock exchange or similar authority.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned?s responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned?s holdings of and transaction in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.  This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of April, 2004.

  /s/ David Erickson
  Signature

 David Erickson
 Printed Name

Exhibit 24

MPK 64585-1.058517.0015